Exhibit 10.2

7-29-10

AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT

AMENDMENT NO. 1 TO BRIDGE LOAN AGREEMENT, dated July 30, 2010 (this “Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation, (“Lender”).

RECITALS

The Company and Purchaser are parties to the Bridge Loan Agreement, dated March 4, 2010 (the “Agreement”) and desire to amend the Agreement to provide for an extended Maturity Date that relates to extension of dates for completion of specified conditions precedent in the Securities Purchase Agreement.  Undefined capitalized terms used herein have the respective meanings set forth in the Agreement.

Accordingly, in consideration of the mutual covenants contained in this Amendment, the Parties intending to be legally bound agree as follows.

AGREEMENT

Section 3.1(a) of the Agreement is hereby amended by changing the date “January 31, 2012,” to “March 31, 2012.”

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

[Signature page follows]

GENERAL MOLY, INC.

		By:	/s/ Bruce D. Hansen

		Name:	Bruce D. Hansen

		Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Hui Ziao

Name:	Hui Ziao

Title:	President